                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 31, 2000
               -------------------------------------------------
               (Date of Report: Date of earliest event reported)


                                 EZCONNECT, INC.
            ------------------------------------------------------
      (Exact name of registrant as specified in its charter)




        NEVADA                     0-27249             87-0284731
---------------------------- -----------------------  --------------------
(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



            6009 SOUTH REDWOOD ROAD, SALT LAKE CITY, UTAH  84123
            ----------------------------------------------------
                    (Address of principal executive office)



Registrant's telephone number, including area code: (801) 270-9711
                                                    --------------

                              Not Applicable
     ---------------------------------------------------------------------

             ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On August 31, 2000, the Registrant terminated its relationship with H.J. & Associates, LLC, Certified Public Accountants, formerly Jones, Jensen & Company ("HJ"), the Registrant's independent accountant and appointed as its independent accountant the firm Grant Thornton LLP, Certified Public Accountants. This decision to terminate HJ's relationship was approved by the Registrant's board of directors.

     During the Registrant's two most recent fiscal years ended June 30, 1999 and 1998, respectively (the "Prior Fiscal Years") and the interim period from July 1, 1999 through August 31, 2000 (the "Interim Period"), HJ did not issue any adverse opinions or disclaimers of opinion or qualify or modify an opinion as to uncertainty, audit scope, or accounting principles, except for a modified opinion for each of the Prior Fiscal Years relating to an uncertainty concerning the ability of the Registrant to continue as a going concern. During the Prior Fiscal Years and the Interim Period, the Registrant has had no disagreement with HJ as to any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure which, if not resolved to the satisfaction of HJ, would have caused it to make reference to the subject matter of such disagreement in connection with its reports for the Prior Fiscal Years.

     There were no "Reportable Events" as such term is defined in Item 302 of Regulation S-K, during either (i) the Prior Fiscal Years or (ii) the Interim Period.

     The Registrant has requested that HJ review the foregoing disclosures and provide a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements and, if not, stating in what respects they do not agree. HJ's letter is included as an exhibit to this report on form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(b)(1)  Pro Forma Financial Statements.

     None.

(c)(1)  Exhibits.  The following exhibits are included as part of this report:

            SEC
Exhibit     Reference
Number      Number      Title of Document                        Location
-------     ---------   -----------------                        --------
  16         16.01      Letter from HJ & Associates, LLC
                        relating to its termination as the
                        Registrant's independent auditors        This Filing

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          EZCONNECT, INC.



Date:     August 31, 2000                    /S/ J. Greg Spencer, President